Financing Liabilities	12 Months Ended
Dec. 31, 2013
Financing Liabilities [Abstract]
Financing Liabilities
Financing Liabilities
At December 31, 2013 and 2012, the Company had financing liabilities of $175.1 million and $174.4 million, respectively, net of unamortized premium of $2.4 million and $2.6 million, respectively.

On December 6, 2010, the Company formed a real estate venture with Inland American CP Investment, LLC (“Inland”). The Company contributed 25 shopping centers with a fair value of approximately $471.0 million and Inland contributed cash of $121.5 million, resulting in Inland receiving a 70% ownership interest with a cumulative preferential share of cash flow generated by the shopping centers at an 11% stated return. The Company received a 30% ownership interest, subordinated to Inland’s preferred interest. Due to the venture agreement providing Inland with the right to put its interest to the Company for an amount of cash equal to the amount it contributed plus accrued interest beginning December 6, 2015, the Company consolidates the real estate venture under the financing method which requires the amount Inland contributed to be reflected as a liability. The venture agreement also provided the Company with the right to call Inland’s interest, beginning December 6, 2014, for an amount of cash determined on the same basis as described above.

On November 11, 2008, a Class A Preferred Unit Holder (see Note 10 for further details) elected to redeem substantially all of its units. These units were redeemed in exchange for the fee interest in a property, and the Company entered into a 20 year master lease agreement at the date of transfer with the Class A Preferred Unit Holder. The carrying value of this agreement at December 31, 2013 and 2012 was $17.8 million and $18.0 million, respectively, including unamortized premium of $2.6 million and $2.8 million, respectively.

In addition to the two liabilities disclosed above, as of December 31, 2013 and 2012, financing liabilities include capital leases of $26.3 million and $27.1 million, net of unamortized discount of $0.2 million and $0.2 million respectively.